American Century Investments®
Quarterly Portfolio Holdings
Focused Global Growth Fund
August 31, 2022

Focused Global Growth - Schedule of Investments
AUGUST 31, 2022 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 99.1%
Brazil — 2.8%
B3 SA - Brasil Bolsa Balcao	7,246,900	16,646,251
Canada — 2.7%
Canadian Pacific Railway Ltd.	215,580	16,138,319
China — 2.0%
Ping An Insurance Group Co. of China Ltd., H Shares	1,998,000	11,751,523
France — 5.2%
Pernod Ricard SA	87,180	15,996,518
Schneider Electric SE	123,120	14,633,717
		30,630,235
Hong Kong — 5.6%
AIA Group Ltd.	1,820,200	17,512,575
Hong Kong Exchanges & Clearing Ltd.	386,283	15,565,089
		33,077,664
India — 3.0%
HDFC Bank Ltd.	955,200	17,510,612
Ireland — 5.4%
CRH PLC	446,190	16,476,725
ICON PLC(1)	72,360	15,183,299
		31,660,024
Italy — 2.7%
Stellantis NV	1,193,594	15,886,176
Spain — 2.8%
Cellnex Telecom SA	415,300	16,172,911
United Kingdom — 2.7%
AstraZeneca PLC	126,480	15,644,607
United States — 64.2%
Alphabet, Inc., Class A(1)	270,400	29,262,688
Amazon.com, Inc.(1)	221,920	28,132,798
Aptiv PLC(1)	159,620	14,913,297
Avantor, Inc.(1)	616,590	15,359,257
Catalent, Inc.(1)	155,800	13,710,400
Cheniere Energy, Inc.	116,820	18,712,228
CoStar Group, Inc.(1)	235,260	16,383,506
Equinix, Inc.	24,746	16,267,278
GXO Logistics, Inc.(1)	352,997	15,666,007
HEICO Corp.	109,300	16,646,390
Lowe's Cos., Inc.	87,280	16,944,539
Marvell Technology, Inc.	320,130	14,988,487
Mastercard, Inc., Class A	47,490	15,404,331
Microsoft Corp.	123,290	32,236,636
NXP Semiconductors NV	97,650	16,071,237
Pioneer Natural Resources Co.	60,798	15,395,270
S&P Global, Inc.	46,420	16,348,196
SBA Communications Corp.	50,150	16,311,287
ServiceNow, Inc.(1)	34,120	14,829,234
Truist Financial Corp.	345,220	16,170,105
Workday, Inc., Class A(1)	102,800	16,916,768
		376,669,939
TOTAL COMMON STOCKS (Cost $549,694,132)		581,788,261

SHORT-TERM INVESTMENTS — 0.9%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	18,278	18,278
Repurchase Agreements — 0.9%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.50% - 4.75%, 11/30/28 - 2/15/41, valued at $874,188), in a joint trading account at 2.18%, dated 8/31/22, due 9/1/22 (Delivery value $854,608)		854,556
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.625%, 5/15/30, valued at $4,358,470), at 2.23%, dated 8/31/22, due 9/1/22 (Delivery value $4,273,265)		4,273,000
		5,127,556
TOTAL SHORT-TERM INVESTMENTS (Cost $5,145,834)		5,145,834
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $554,839,966)		586,934,095
OTHER ASSETS AND LIABILITIES†		76,430
TOTAL NET ASSETS — 100.0%		$587,010,525

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	19.0%
Information Technology	18.8%
Industrials	13.5%
Consumer Discretionary	12.9%
Health Care	10.2%
Communication Services	7.8%
Energy	5.8%
Real Estate	5.6%
Materials	2.8%
Consumer Staples	2.7%
Short-Term Investments	0.9%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks
Brazil	—	16,646,251	—
China	—	11,751,523	—
France	—	30,630,235	—
Hong Kong	—	33,077,664	—
India	—	17,510,612	—
Ireland	15,183,299	16,476,725	—
Italy	—	15,886,176	—
Spain	—	16,172,911	—
United Kingdom	—	15,644,607	—
Other Countries	392,808,258	—	—
Short-Term Investments	18,278	5,127,556	—
	408,009,835	178,924,260	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.